Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Caravelle International Group (the “Company”) on Form 20-F for the year ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guohua Zhang, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2023

/s/ Guohua Zhang
Guohua Zhang
Director and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement has been provided to and will be retained by Caravelle International Group and furnished to the Securities and Exchange Commission or its staff upon request.